SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported): April 2, 2000


                         ANADARKO PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)
        Delaware                      1-8968                     76-0146568
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(State or other jurisdiction (Commission file number)         (IRS employer
    of incorporation)                                      identification no.)

17001 Northchase Drive, Houston, Texas                            77060-2141
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (281) 875-1101
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Item 5.  Other Events.
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      Anadarko Petroleum Corporation ("Anadarko"), Dakota Merger Corp., a Utah
corporation and wholly owned subsidiary of Anadarko ("Subcorp"), and Union Pacific Resources Group Inc., a Utah corporation ("UPR"), entered into an Agreement and Plan of Merger, dated as of April 2, 2000 (the "Merger Agreement"), pursuant to which Subcorp will merge with and into UPR, and UPR will become a wholly owned subsidiary of Anadarko.

      In connection with the execution of the Merger Agreement, Anadarko and UPR entered into a Stock Option Agreement (the "UPR Stock Option Agreement"), dated as of April 2, 2000, pursuant to which UPR granted Anadarko an option, exercisable under certain circumstances specified in the UPR Stock Option Agreement, to purchase up to 50,138,515 shares of common stock, no par value, of UPR ("UPR Common Stock") (approximately 19.9% of the outstanding shares of UPR Common Stock, without giving effect to the exercise of the option) at the purchase price stated therein.

      In connection with the execution of the Merger Agreement, Anadarko and UPR entered into a Stock Option Agreement (the "Anadarko Stock Option Agreement"), dated as of April 2, 2000, pursuant to which Anadarko granted UPR an option, exercisable under certain circumstances specified in the Anadarko Stock Option Agreement, to purchase up to 25,886,726 shares of common stock, par value $0.10 per share, of Anadarko ("Anadarko Common Shares") (approximately 19.9% of the outstanding Anadarko Common Shares, without giving effect to the exercise of the option) at the purchase price stated therein.

      In connection with the execution of the Merger Agreement, Anadarko and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, successor to The Chase Manhattan Bank, as Rights Agent (the "Rights Agent"), entered into Amendment No. 1 to Rights Agreement (the "Rights Agreement Amendment"), dated as of April 2, 2000, which amended the Rights Agreement dated as of October 29, 1998 between Anadarko and the Rights Agent by providing that UPR is exempt from the definition of "Acquiring Person" contained in the Rights Agreement and that no "Shares Acquisition Date" or "Distribution Date" will occur as a result of the execution of the Anadarko Stock Option Agreement or the acquisition or transfer of Anadarko Common Shares by UPR pursuant to the Anadarko Stock Option Agreement.

      The Merger Agreement, the UPR Stock Option Agreement, the Anadarko Stock Option Agreement and the Rights Agreement Amendment are attached hereto as exhibits and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement, the UPR Stock Option Agreement, Anadarko Stock Option Agreement and the Rights Agreement Amendment are qualified in their entirety by reference to Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, hereof.


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


Item 7(c).  Exhibits.
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2.1  Agreement and Plan of Merger, dated as of April 2, 2000, among Anadarko,
     Subcorp and UPR.

2.2  Stock Option Agreement, dated as of April 2, 2000, between UPR and
     Anadarko.

2.3  Stock Option Agreement, dated as of April 2, 2000, between Anadarko and
     UPR.

2.4 Amendment No.1 to Rights Agreement, dated as of April 2, 2000, between Anadarko and Rights Agent.

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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 5, 2000              ANADARKO PETROLEUM CORPORATION


                                    By:/s/ Suzanne Suter
                                       --------------------------
                                       Name:  Suzanne Suter
                                       Title: Corporate Secretary


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


                                  EXHIBIT INDEX

Exhibit No.                                Exhibit

2.1 Agreement and Plan of Merger, dated as of April 2, 2000, among Anadarko, Subcorp and UPR.

2.2             Stock Option Agreement, dated as of April 2, 2000, between
                UPR and Anadarko.

2.3             Stock Option Agreement, dated as of April 2, 2000, between
                Anadarko and UPR.

2.4 Amendment No.1 to Rights Agreement, dated as of April 2, 2000, between Anadarko and Rights Agent



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